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                                                                  EX-99.B14-403b

JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS

SECTION 403(b)(7)

CUSTODIAL

AGREEMENT


Complete all sections of the Custodial Account Application.















                                                                    [JNCMF LOGO]

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                               TABLE OF CONTENTS
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                                                                            Page

 How to Use This Document.................................................. III
 Definitions...............................................................   1
 Establishment of Account..................................................   1
 Contributions.............................................................   1
 Investments...............................................................   2
 Distribution of Assets of Account.........................................   2
 Responsibilities and Duties of Custodian..................................   3
 Fees and Expenses of the Custodian........................................   4
 Registration or Removal of Custodian......................................   4
 Amendment and Termination.................................................   4
 Loans.....................................................................   4
 Miscellaneous.............................................................   5
 Section 403(b)(7) Custodial Account Application...........................   6
  (Remove for processing)
  Asset Transfer Authorization Form for Section 403(b)(7)
  Custodial Account........................................................   9
  (Remove for processing - if applicable)
  Salary Reduction Agreement for 403(b)(7) Custodial Account...............  11
  (Remove for processing - if applicable)

 Section 403(b)(7) Custodial Account Worksheet #1 for Calculating Maximum
 403(b) Salary Reduction Contributions and 403(b) Exclusion Allowance......  12

 Section 403(b)(7) Custodial Account Worksheet #2 Special Rules............  13



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              WELCOME TO JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS
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RELATIONSHIP

Jackson National Financial Services, Inc., is the Investment Adviser to Jackson National Capital Management Funds.

FLEXIBILITY

Jackson National Capital Management Funds offers a variety of investment objectives, so you can choose the funds that match your personal financial goals. You can exchange one fund for another as your investment goals change, simply by calling our toll-free telephone number.

SERVICE

Call tollfree, for prompt, courteous, and knowledgeable answers to any questions you may have about your account.

ELIGIBILITY

As an Employee of an Educational Institution or of a Tax-Exempt, Nonprofit Organization, organized and operated for other specific purposes, you may establish a 403(b)(7) Custodial Account. Refer to sections 501(a), (c)(3) and 170 (b)(1)(a)(i) of the Code.

ADVANTAGES

You are not taxed on current year's contributions that do not exceed the annual limits. Investment earnings accumulate tax free until distribution.

LOANS

Upon written application to the Custodian, the Custodian may make a loan to an Employee from his other Custodial Account. Only one loan may be made to an Employee in any year. Loans are subject to certain other restrictions specified in the Custodial Agreement and the Internal Revenue Code. In addition, the Custodian has reserved the right to implement rules and impose conditions on a uniform basis in connection with the making and administration of loans as it deems necessary. For example, the Custodian may require that an Employee maintain a specified, substantial Account balance before becoming eligible to apply for a loan. Also, the Custodian may charge a loan application fee and an additional annual fee for servicing loans. An Employee who applies for and receives a loan must adhere to the terms of the Promissory Note and Security Agreement executed in connection with the loan.

Any failure to pay principal or interest, when due, on any loan may be treated as a taxable distribution from the Custodial Account and may result in other adverse tax consequences (such as the loss of the Custodial Account's tax-exempt status).

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                            HOW TO USE THIS DOCUMENT
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1. EASY TO USE. Read all the information in this booklet.

2. REMOVE the Section 403(b)(7) Custodial Account Application. Be sure to complete and sign the Application.

3. TO TRANSFER an existing 403(b)(7) account to Jackson National Capital Management Funds, you must also complete and sign the Asset Transfer Authorization Form for Section 403(b)(7) Custodial Account. Be sure to complete and sign the appropriate form.

4. PROVIDED FOR YOUR USE is the Salary Reduction Agreement for 403(b)(7) Custodial Account and Worksheet #1 and Worksheet #2.

5. DETACH the appropriate forms for completion, and keep the remainder of this document for your tax records.



                 THANK YOU FOR THE INTEREST YOU HAVE EXPRESSED
                IN JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS.


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                             ARTICLE I DEFINITIONS
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1.1 ACCOUNT: The Custodial Account established and maintained under this
Agreement on behalf of the Employee pursuant to Section 403(b)(7) of the Code.
1.2 ACCOUNT HOLDER: The Employee, or, after the death of the Employee, the beneficiary of the Employee, or executor or administrator of the estate of the Employee entitled to direct investment of assets held in the Account.
1.3 AGREEMENT: The Jackson National Capital Management Funds Section 403(b)(7) Custodial Account as set forth herein.
1.4 APPLICATION: The Application for the Jackson National Capital Management Funds Section 403(b)(7) Custodial Account executed by the Employee and the Custodian providing for the establishment of the Account in accordance with the terms and conditions of this Agreement.
1.5 BENEFICIARY: The person or persons designated in accordance with the provisions of Article 5.6 to receive any undistributed amounts credited to the Account upon the death of the Employee.
1.6 CODE: The Internal Revenue Code of 1986, as amended, and including any regulations or rulings issued thereunder.
1.7 COMPANY: Jackson National Capital Management Funds in which contributions to the Account shall be invested.
1.8 CUSTODIAN: Investors Fiduciary Trust Company or any successor thereto appointed in accordance with the provisions of Article 8, provided that such successor is either a bank or another person who satisfies the requirements of
Section 401(f)(2) of the Code.
1.9 DIRECT CONTRIBUTION: The amount, other than a Salary Reduction Contribution, contributed by the Employer to the Account.
1.10 DISABILITY: A determination that the Employee is unable to engage in any substantial, gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.
1.11 EMPLOYEE: The individual who has executed the Application and who is employed by the Employer on a full or part-time basis or who is a former or retired employee of the Employer.
1.12 EMPLOYER:  The employer that is:
(a)described in Section 501(c)(3) of the Code and exempt from tax under Section 501(a) of the Code; or
(b)a State, a political subdivision of a State, or an agency or instrumentality thereof, but only with respect to employees who perform or have performed services for an educational organization described in Section 170(b)(1)(A)(ii) of the Code;
and, except with respect to an Account to which no contributions other than rollovers or transfers are made, the Employer that has executed the Application.
1.13 ERISA: The Employee Retirement Income Security Act of 1974, as amended, including any regulations issued thereunder.
1.14 FINANCIAL HARDSHIP: A determination that the Employee has an immediate and heavy financial need requiring a distribution from the Account. Any determination of the existence of a qualifying financial hardship on the part of the Employee, and the amount required to be distributed to meet the need created by the hardship, shall be made in accordance with the rules and regulations under Section 403(b)(7) of the Code. Contact the Custodian for this form.
1.15 FUND(S): One or more of the regulated investment companies offered by Jackson National Capital Management Funds, a Massachusetts Trust, as available investments under this Agreement.
1.16 SALARY REDUCTION AGREEMENT: The Salary Reduction Agreement described in
Article 3.2.
1.17 SALARY REDUCTION CONTRIBUTION: The amount contributed by the Employer to the Account in accordance with a Salary Reduction Agreement.

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                      ARTICLE II ESTABLISHMENT OF ACCOUNT
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2.1 PURPOSE: This Agreement is intended to provide for the establishment and administration of an Account to receive contributions by the Employer on behalf of the Employee in accordance with Section 403(b)(7) of the Code.
2.2 ESTABLISHMENT OF ACCOUNT: The Custodian shall establish and maintain the Account for the benefit of the Employee according to the terms and conditions of this Agreement. The name, address and Social Security number of the Employee and Beneficiary are set forth on the Application, and it shall be the obligation of the Employee to notify the Custodian of any changes thereto. The Application and, if applicable, the Salary Reduction Agreement, are incorporated herein by reference. The Account will become effective upon acceptance by or on behalf of the Custodian at its offices, as evidenced by written confirmation to the Employee bearing the name of the Custodian.

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                           ARTICLE III CONTRIBUTIONS
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3.1 EMPLOYER CONTRIBUTIONS: The Employer shall make Salary Reduction
Contributions to the Account on behalf of the Employee in accordance with the Salary Reduction Agreement between the Employer and the Employee as described in Article 3.2, subject to the limitations of Articles 3.4, 3.5, and 3.6.
3.2 SALARY REDUCTION AGREEMENT: The Salary Reduction Agreement shall be a legally binding agreement between the Employer and the Employee whereby the Employee irrevocably agrees to take a reduction in salary or to forego an increase in salary with respect to amounts earned after the agreement's effective date, and whereby the Employer agrees to contribute the amount of salary reduced or foregone by the Employee to the Account. The Employer and Employee shall not enter into more than one such Salary Reduction Agreement in any one taxable year of the Employee. The Salary Reduction Agreement may be terminated at any time by the Employee with respect to amounts not yet earned by the Employee.
3.3 LIMITATIONS IN GENERAL: The Employee shall compute and determine the maximum amount that may be contributed on behalf of the Employee in accordance with the Employee's exclusion allowance, as defined in Section 403(b)(2) of the Code, and in accordance with the applicable limitations under Section 415(c) of the Code. Neither the Custodian nor the Company shall have any liability or responsibility with respect to such computations or determinations, or for any tax imposed on any excess contributions that exceed the limitations or exclusion allowance.
3.4 CONTRIBUTION LIMITATIONS:
(a) No amount shall be contributed on behalf of the Employee for any limitation year in excess of the applicable limitations of Section 415(c) of the Code. In the absence of a special election by the Employee under Section 415(c)(4) of the Code, the amount contributed shall not exceed the lesser of:
    (i) $30,000 (or, if greater, one-fourth the defined benefit plan dollar limitation in effect under Section 415(b)(1) of the Code for the limitation year); or
    (ii) 25 percent of the Employee's compensation (within the meaning of Section 415(c)(3) of the Code) for the limitation year.
(b) The term "limitation year" shall mean the calendar year, unless the Employee elects to change the limitation year to another 12-month period by attaching a statement to his or her federal income tax return in accordance with the regulations under Section 415 of the Code. If the Employee is in control (within the meaning of Code Section 414(b) or (c), as modified by Code Section 415(h) of the Employer, the limitation year shall be the same as the limitation year of the Employer under Section 415 of the Code.
(c) If the Employer, or any affiliated employer as described in Section 415(h) of the Code, makes contributions on behalf of the Employee to any other annuity contract described in Section 403(b) of the Code, then the contributions to such annuity contract shall be combined with the contributions to the Account for purposes of the limitations of subsection
    (a). If the Employee is covered by a qualified plan sponsored by an entity controlled by the Employee, then contributions to such a plan shall also be included for the purposes of the limitations of subsection (a).
3.5 EXCLUSION FROM GROSS INCOME: For federal tax purposes, the Employee may exclude from gross income for any taxable year, the Employer contributions that are made to the Account, to the extent such contributions do not exceed the Employee's exclusion allowance under Section 403(b)(2) of the Code for the taxable year.
3.6 EXCESS CONTRIBUTIONS: Any excess contributions (as defined in Section 4973(c) of the Code) that are made to the Account shall be subject to the 6 percent excise tax of Section 4973(a) of the Code. Neither the Custodian nor the Company shall have any duty or responsibility for determining whether any contributions to the Account are excludable from the Employee's gross income, or for assuring that any contributions to the Account do not constitute excess contributions for purposes of Code Section 4973. If, during any taxable year the Employer contributes an amount which is an "excessive contribution," such excess contribution and any income attributable thereto shall, upon the written request of the Employee to the Custodian specifying the amount of such excess contribution and income, be paid to the Employee by the Custodian, or, at the Employee's election, be applied toward a contribution for the next year.
3.7 LIMITATION ON SALARY REDUCTION CONTRIBUTIONS:
    (a) Employer contributions that are made to the Account pursuant to a Salary Reduction Agreement shall not exceed the amount of $9,500, as adjusted in accordance with

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        Section 402(g)(4) of the Code, or such greater amounts as may be permitted with respect to the  Employee for the taxable year under
        Section 402(g)(8) of the Code, reduced by the aggregate amounts contributed in any calendar year at the election of the Employee to any qualified cash and deferred arrangement described in Section 401(k) of the Code, any simplified employee pension described in Section 408(k)(6) of the Code, and any eligible deferred compensation plan described in Section 457 of the Code.
   (b) Notwithstanding any provision of this Agreement to the contrary, if the Employee determines that an amount contributed during a taxable year to the Account exceeds the limitation set forth in subsection (a), and no later than March 1 of the following taxable year notifies the Custodian in writing of the excess amount the Employee has determined, then the Custodian shall distribute such excess amount, plus any income or minus any losses allocable thereto, to the Employee no later than the following April 15. The Employee shall have the sole responsibility for timely allocating any excess deferrals to the Account and notifying the Custodian in accordance with these procedures.
   (c) Neither the Custodian nor the Company shall have any duty or responsibility for determining whether any contributions to the Account constitute excess deferrals as described in Section 402(g)(2)(A) of the Code, or for assuring that any excess deferrals are timely allocated to the Account in accordance with the procedures of Section 402(g)(2)(A)(i) of the Code.
3.8 ROLLOVER CONTRIBUTIONS AND TRANSFERS:
    (a) The Employee shall be permitted to make a rollover contribution to the Account of an amount received by the Employee that is attributable to participation in another annuity contract or Custodial Account described in Section 403(b) of the Code, provided such rollover contribution complies with all requirements of Section 403(b)(8) or
        Section 408(d)(3)(A)(iii) of the Code, whichever is applicable.
    (b) The Custodian may accept a direct transfer of assets to the Account on behalf of the Employee from another annuity contract or Custodial Account described in Section 403(b) of the Code to the extent permitted by the Code and the regulations and rulings thereunder. The Employee shall not request or initiate a transfer from a contract or account covered by ERISA, unless the transferee Account is part of an employee benefit plan which provides distribution restrictions which meet the requirements of Section 205 of ERISA and the regulations thereunder with respect to any amount transferred.
   (c) Neither the Custodian nor the Company shall have any duty or responsibility for determining whether any rollover contribution or transfer of assets by or on behalf of the Employee pursuant to this
        Article 3.6 is a proper rollover contribution or transfer of assets under the Code, or for the tax treatment to the Employee of any transfer or rollover.
   (d) The Employee reserves the right to transfer or roll over the assets of the Account to such other form of annuity contract or Custodial Account described in Section 403(b) of the Code or to such Individual Retirement Account (IRA) or other plan established pursuant to Section 408 of the Code as the Employee may determine, upon written instructions to the Custodian, in a form acceptable to the Custodian, provided, however, that the Custodian shall have no responsibility for the tax treatment to the Employee of any such transfer or rollover.
   (e) The Custodian shall not be liable for losses arising from the acts, omissions, or delays or other inaction of any party transferring assets to the Account or receiving assets transferred from the Account pursuant to this Article.
3.9 MANNER OF MAKING CONTRIBUTIONS: All contributions to the Account shall be paid directly to the Custodian. Contributions may be made by check or bank wire. Contributions shall be preceded or accompanied by written instructions directing the investment of the amount contributed on behalf of the Employee in accordance with Article 4.1.

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                             ARTICLE IV INVESTMENTS
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4.1 INVESTMENT OF ACCOUNT: All contributions to the Account, and all assets in the Account, shall be invested in the Fund(s) in accordance with instructions given to the Custodian by the Account Holder in a manner acceptable to the Custodian. By giving such instructions, the Account Holder will be deemed to have acknowledged receipt of the then-current prospectus of any Fund in which the Account Holder instructs the Custodian to invest such contributions or assets. If the Custodian receives any contribution to the Account that is not accompanied by acceptable instructions directing its investment, the Custodian may hold or return all or a part of the contribution, uninvested, without liability for loss of income or appreciation, pending receipt of acceptable instructions.
4.2 INVESTMENT ADVICE: The Account Holder agrees that neither the Custodian nor the Company undertakes to provide any advice with respect to the investment of the Account, and that the responsibility of the Custodian to invest in shares of a particular Fund, pursuant to the directions of the Account Holder, does not constitute an endorsement by the Custodian of that Fund. Neither the Custodian nor the Company shall be liable for any loss that results from the exercise of control over the Account by the Account Holder.
4.3 ACCOUNT EARNINGS: All dividends, capital gains distributions and other earnings received by the Custodian on any shares held in the Account, shall be automatically reinvested in additional shares.
4.4 INVESTMENT EXCHANGES: The Account Holder may direct the Custodian to redeem any or all shares of any Fund that are held in the Account and to reinvest the proceeds in any other Fund available under this Agreement. Any such exchange transaction shall conform with the provisions of the current prospectus for the applicable Fund.
4.5 RECORD OWNERSHIP: Voting of Shares: All shares of the Company acquired by the Custodian pursuant to this Agreement shall be registered in the name of the Custodian or its nominee. The Custodian shall mail or transmit to the Account Holder all notices, prospectuses, financial statements, proxies and proxy soliciting materials relating to the shares held in the Account. The Custodian shall not vote any such shares except in accordance with written instructions received from the Account Holder, provided however, that the Custodian may, in the absence of instructions, vote "present" for the sole purpose of allowing such shares to be counted for establishment of a quorum at a shareholder's meeting.

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                  ARTICLE V DISTRIBUTION OF ASSETS OF ACCOUNT
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5.1 REQUEST FOR DISTRIBUTION: The Custodian shall distribute the assets of the
Account to the Employee upon receipt by the Custodian of a written request for distribution submitted by the Employee, in a form acceptable to the Custodian, subject to the limitations of Article 5.2.
5.2 LIMITATIONS ON DISTRIBUTIONS: Except as may otherwise be provided in
Article 3.6, the assets of the Account shall not be distributed to the Employee before the Employee attains age 59 1/2 unless the Employee has:
    (a) separated from the service of the Employer,
    (b) incurred a Disability, or
    (c) encountered Financial Hardship.
Any distribution that is made to the Employee for reason of Financial Hardship shall not exceed the amount of Employer contributions made to the Account, pursuant to a salary reduction agreement with the Employee, excluding earnings thereon.
5.3 METHOD OF DISTRIBUTION: Subject to the limitations of this Article 5, the Employee may elect to have distribution of the assets of the Account made in one or a combination of the following ways:
    (a)  lump-sum payment; or
    (b) monthly, quarterly or annual installment payments over a period certain not to exceed the life expectancy of the Employee or the joint and last survivor life expectancy of the Employee and his or her Beneficiary in a manner that satisfies the minimum distribution requirements of
         Article 5.4.
If no election of the method of distribution is made by the Employee within 30 days of receipt by the Custodian of the written request for distribution referred to in Article 5.1, the Custodian shall make such distribution to the Employee in a lump-sum payment of cash.
5.4 MINIMUM DISTRIBUTION REQUIREMENTS PRIOR TO DEATH OF EMPLOYEE:
    (a) COMMENCEMENT OF DISTRIBUTIONS: Notwithstanding any provision of this Agreement to the contrary, distribution of the Account shall commence no later than the "Required Beginning Date." For any Employee who attained age 70 1/2 prior to January 1, 1988, the Required Beginning Date is the April 1 following the calendar year in which the Employee attains age 70 1/2 or terminates employment, whichever is later. For any employee who attained age 70 1/2 in 1988, and had not retired by January 1, 1989, the Required Beginning Date is April 1, 1990. For any other Employee who attained age 70 1/2 after December 31, 1987, the Required Beginning Date is April 1 following the calendar year in which the Employee attains age 70 1/2, regardless of whether the Employee has then retired.
    (b) MINIMUM AMOUNTS TO BE DISTRIBUTED: The minimum amount to be distributed to the Employee for each taxable year, beginning no later than the Required Beginning Date under subsection (a) above, must equal or exceed the minimum distribution required under Sections 401(a)(9) and 403(b)(10) of the Code and must meet the incidental death benefit requirement of these Sections.
5.5 DISTRIBUTION UPON DEATH OF EMPLOYEE: In the event the Employee dies prior to the complete distribution of the assets of the Account, all assets remaining in the Account shall be distributed to the Employee's Beneficiary in a lump-sum payment or in monthly, quarterly or annual installment payments over a specified period as selected in writing by the Beneficiary in accordance with the following rules:



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    (a) WHERE DISTRIBUTION HAD ALREADY COMMENCED:
        If distribution to the Employee had already commenced, and the Employee died after the Employee's Required Beginning Date, the assets of the Account shall be distributed to the Beneficiary at least as rapidly as under the method of distribution in effect prior to the Employee's death.
   (b) FIVE-YEAR RULE: If the Employee died before the Employee's Required Beginning Date, the assets of the Account shall be distributed to the Beneficiary by December 31 of the calendar year which contains the fifth anniversary of the death of the Employee.
   (c) EXCEPTION FOR DISTRIBUTIONS OVER LIFE EXPECTANCY: Notwithstanding subsection (b) above, the assets of the Account may be distributed to the Beneficiary in installment payments over a period certain not exceeding the Beneficiary's life expectancy, provided such distribution commences by December 31 of the calendar year immediately following the year of the Employee's death or, if the Beneficiary is the surviving spouse of the Employee, by December 31 of the later of (1) the calendar year immediately following the calendar year in which the Employee died or (2) the calendar year in which the Employee would have attained age 70 1/2.
Notwithstanding any provision of this Agreement to the contrary, to the extent permitted under regulation, ruling procedures or notice of the Internal Revenue Service, the minimum distribution calculated in accordance with Code sections 403(b)(10) and 401(a)(9) may be taken from any 403(b) annuity or account of the Employee. If the Beneficiary dies while receiving payments from the Account, all remaining assets in the Account shall be distributed as soon as practicable to the estate of the Beneficiary.
5.6 DESIGNATION OF BENEFICIARY: The Employee may, from time to time, designate any person, persons or entity as the Beneficiary who shall receive any undistributed assets held in the Account at the time of the Employee's death. Any beneficiary designation by the Employee shall be made on a form prescribed by the Custodian, and shall be effective only when filed with the Custodian during the lifetime of the Employee. If the Employee fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by the Employee predeceases the Employee, the assets of the Account shall be distributed, upon the death of the Employee, in the following order or priority: first to the Employee's surviving spouse, if any, and second, to the estate of the Employee.
Notwithstanding the foregoing, if any direct contributions are made to the Account, or if this Agreement constitutes part of an "employee benefit plan" under ERISA, then the Beneficiary of a married Employee must be the spouse of the Employee, unless the spouse of the Employee consents in writing to designation of a different Beneficiary, and such consent acknowledges the effect of the designation, specifies the nonspouse Beneficiary designated, and is witnessed by a notary public. Furthermore, such a designation of a nonspouse Beneficiary may be changed only if the spouse of the Employee provides a new consent that meets all requirements of the preceding sentence.
5.7 DISTRIBUTIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS: In the case of an Account that is part of an "employee pension benefit plan" (as defined in ERISA), nothing in this Agreement shall prohibit distribution to any person in accordance with the terms of a "qualified domestic relations order" as defined in Section 206(d) of ERISA.
5.8 DIRECT ROLLOVERS. This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of this Agreement to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect at the time and in the manner prescribed by the Custodian and fund transfer agent, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For the purpose of this section, the following definitions apply:
   (a) Eligible rollover distribution: An eligible rollover is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (no less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required to comply with the minimum distribution and incidental benefit requirements of section 401(a)(9) and 403(b)(10) of the Code; and the portion of any distribution that is not includible in gross income. An eligible rollover distribution also does not include any other amounts that may be excluded under regulations, procedures, notices, or rulings interpreting the term eligible rollover distribution under sections 401(a)(31), 402, or 403(b) of the Code.
   (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, or another 403(b) annuity that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.
   (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.
   (d) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.
   (e) The Custodian and fund transfer agent may prescribe reasonable procedures for the election of direct rollovers under this section, including, but not limited to, requirements that the distributee provide the Custodian with adequate information, including, but not limited to: the name of the eligible retirement plan to which the rollover is to be made; a representation that the recipient plan is an individual retirement plan or a 403(b) annuity, as appropriate; acknowledgement from the recipient plan that it will accept the direct rollover; and any other information necessary to make the direct rollover.


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              ARTICLE VI RESPONSIBILITIES AND DUTIES OF CUSTODIAN
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6.1 ASSET RETENTION: The Custodian shall hold all contributions to the
Account which are received by it subject to the terms and conditions of this Agreement and for the purposes set forth herein. The Custodian shall be responsible only for such assets as shall actually be received by it.
6.2 RECORDING AND REPORTS: The Custodian shall file such reports with the Internal Revenue Service as may be required to be filed by the Custodian (not including such reports as may be required to be filed by the Employer) under Treasury Regulations. The Custodian, the Employer, Employee and Beneficiary shall furnish to one another such information relevant to the Account as may be required in connection with such reports. Unless the Employee (or Beneficiary, where applicable) sends the Custodian written objection to a report within sixty (60) days after its receipt, the Employee (or Beneficiary, where applicable) shall be deemed to have approved such report, and in such case, the Custodian shall be forever released and discharged from all liability and accountability to anyone with respect to all matters and things included therein. The Custodian may seek a judicial settlement of its accounts. In any such proceeding, the only necessary party thereto in addition to the Custodian shall be the Employee.
6.3 LIMITATIONS ON RESPONSIBILITIES AND DUTIES:
   (a) The Custodian shall not be responsible in any way for the collection of contributions provided for under this Agreement, the selection of the investments for the Account, the purpose or propriety of any distribution made pursuant to Article 5 hereof, or any other action taken at the direction of the Employee (or Beneficiary, where applicable). The Custodian shall not be obliged to take any action whatsoever with respect to the Account except upon receipt of directions in a form acceptable to the Custodian from the Employee (or Beneficiary, where applicable). The Custodian shall be under no obligation to determine the accuracy or propriety of any such directions and shall be fully protected in acting in accordance therewith.
   (b) The Custodian is an agent appointed by the Account Holder to perform solely the duties assigned to it under the Agreement, it being acknowledged that certain of such duties may be performed by the Custodian in any event pursuant to one or more other contractual arrangements or relationships. The Custodian shall not be deemed to be a Fiduciary under ERISA in carrying out the following duties:
        (1) to receive contributions pursuant to the provisions of the Agreement;
        (2)  to hold, invest and reinvest the contributions in Fund shares;
        (3) to register any property held by the Custodian in its own name, or in nominee or bearer form that will pass delivery; and
        (4) to make distributions from the Account in cash or in Fund shares pursuant to the provisions of the Agreement.
        (5)  to process loans from an Employee's Account.
   (c) The Employer shall be solely responsible for assuring compliance at all times with the nondiscrimination requirements of Code Section 403(b)(12), and the Custodian shall not be responsible in any way for such compliance.
6.4 INDEMNIFICATION OF CUSTODIAN: The Employee and the successors of the Employee, including any executor or administrator of the Employee, shall to the fullest extent permitted by law, at all times fully indemnify and save harmless the Custodian, its successors and assigns from any and all claims, actions, or liabilities arising from investments or distributions made or actions taken at the direction of the Employee, and from any and all other liability whatsoever (including, without limitation, all reasonable costs incurred in defending against, or settlement of, such claims, actions or liabilities) which may arise in connection with this Agreement or the Account, except liability arising from the gross negligence or willful misconduct of the Custodian.
6.5 LIABILITY OF CUSTODIAN: The Custodian's liability under this Agreement, and matters which it contemplates, shall be limited to matters arising from the Custodian's gross negligence or willful misconduct. The Custodian shall be entitled to rely conclusively upon, and shall be fully protected in any action or nonaction taken in reliance upon, any written notices or other communications or instruments believed by the Custodian to be genuine and to have been properly executed. The Custodian shall not, under any circumstances, be responsible for the timing, purpose, or propriety of any contribution or of any distribution made hereunder, nor shall the Custodian incur any liability or responsibility for any tax imposed on account of any such contribution or distribution. The Custodian shall not be obligated or expected to commence or defend any legal action or proceeding in connection with this Agreement unless agreed upon by the Custodian and Employee, and unless fully indemnified for so doing to the satisfaction of the Custodian.

--------------------------------------------------------------------------------
                 ARTICLE VII FEES AND EXPENSES OF THE CUSTODIAN
--------------------------------------------------------------------------------

7.1 COMPENSATION OF CUSTODIAN: In consideration for its services hereunder, the Custodian shall be entitled to receive the applicable fees specified in the Application. The Custodian may substitute a revised fee schedule from time to time upon 30-days' written notice to the Employee. The Custodian shall be entitled to such reasonable additional fees as it may from time to time determine for services required of it and not clearly identified on the fee schedule.
7.2 CHARGES UPON THE ACCOUNT: Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon, or in respect of, the Account (including any transfer taxes incurred in connection with the investment and reinvestment of Account assets), expenses, fees and administrative costs incurred by the Custodian in the performance of its duties (including fees for legal services rendered to the Custodian), and the Custodian's compensation as determined under Article 7.1, shall constitute a charge upon the assets of the Account. At the Custodian's option, such fees, taxes or expenses shall be paid from the Account or by the Employee. The Custodian may redeem Fund shares, and use the proceeds of redemption to pay such fees, taxes or expenses.
7.3 LOAN RELATED FEE: The Custodian may charge a loan application and an additional annual fee for servicing loans.

--------------------------------------------------------------------------------
                ARTICLE VIII RESIGNATION OR REMOVAL OF CUSTODIAN
--------------------------------------------------------------------------------

8.1 RESIGNATION OR REMOVAL: The Custodian may resign at any time by written notice to the Employee which shall be effective 30 days after delivery thereof. The Company shall appoint a successor Custodian who shall accept such appointment in a writing provided to the Custodian and Employee within such 30-day period. The Custodian may be removed by the Company at any time upon 30-days' written notice to the Custodian, provided that the Company designates a successor Custodian that accepts such appointment in writing to the Employee and the Custodian within such 30-day period. Upon such resignation or removal, the Custodian shall transfer and deliver all assets of the Account and all records relative thereto to the successor Custodian appointed by the Company, provided such successor Custodian has, in writing, accepted this Agreement as it is or may be then amended. Notwithstanding the foregoing, the Custodian is authorized to reserve such sum of money as it may deem advisable for payment of all of its fees, compensation, costs and expenses, or for payment of any other liability constituting a charge on or against the assets of the Account or on or against the Custodian, and where necessary, may liquidate shares in the Account for such payments. Any balance of such reserve remaining after the payment of all such items shall be paid over to the successor Custodian.
8.2 LIABILITY FOR SUCCESSOR'S ACTS: Upon its resignation or removal, the Custodian shall not be liable for the acts or omissions of any successor Custodian. Upon the transfer of assets of the Account to a successor Custodian, the resigning or removed Custodian shall be relieved of all further liability with respect to this Agreement, the Account and the assets thereof.

--------------------------------------------------------------------------------
                      ARTICLE IX AMENDMENT AND TERMINATION
--------------------------------------------------------------------------------

9.1 AMENDMENT OF AGREEMENT:
    (a) The Employee, Employer, and Custodian hereby delegate to the Company the power to amend this Agreement, including any retroactive amendment necessary for the purpose of conforming the Agreement to the requirements of the Code. The Company shall deliver written notice of any such amendment to the Employee, Custodian and any Employer who is party to this Agreement.
    (b)  No amendment to this Agreement shall cause or permit:
         (i) any part of the assets of the Account to be used for, or diverted to, purposes other than for the exclusive benefit of the Employee or Beneficiary, except with regard to payment of the expenses of the Custodian and the Company as authorized by the provisions of this Agreement and except to the extent required by law;
         (ii) the Employee to be deprived of any accrued benefits under this Agreement unless such amendment is required for the purpose of conforming the Agreement to the requirements of any law, government regulation or ruling; or
        (iii) the imposition of any additional duties or obligations on the Custodian without its consent.
9.2 TERMINATION OF AGREEMENT: This Agreement shall terminate when all assets in the Account have been distributed or otherwise transferred out of the Account. Upon completion of such distribution, the Custodian shall be released from all further liability with respect to all amounts so paid to the extent permitted by applicable law.

--------------------------------------------------------------------------------
                                ARTICLE X LOANS
--------------------------------------------------------------------------------

10.1 LOANS MAY BE MADE TO EMPLOYEES ON THE FOLLOWING BASIS:
     (a) Upon written application to the Custodian by an Employee, the Custodian may make a loan to an Employee from his or her vested Account balance. All loans shall be secured by 50% of the Employee's vested Account balance. The minimum amount of a loan shall be $1,000.
     (b) In no event shall the total of any outstanding loan to any Employee exceed the lesser of $50,000 or 50% of the nonforfeitable Account balance, or such other amount as determined by the Custodian pursuant to paragraph (g) of this Article X provided, however, that if this Agreement is part of a plan subject to Title I of ERISA, in no event shall the loan exceed the 50% limitation. An Employee may not request more than one loan from an account.
     (c) The loan shall bear a reasonable rate of interest as provided in the Promissory Note incorporated herein by reference. The loan applicant shall receive a clear statement of the charges involved in the loan transaction. The statement shall include the dollar amount financed, the total amount of payments, the annual percentage rate and the finance charge. Interest payments on the loan shall be credited to the Employee's Account.
     (d) Loans shall be made available to all Employees on a reasonably equivalent basis.
     (e) Any such loan shall be repaid by the Employee over a specified period of time, in the form and manner selected by the Employee in the Loan Application to the Custodian. The loan repayment period shall not extend beyond the first to occur of (i) the above specified period or
          (ii) the Employee's Required Beginning Date for taking distributions from the Account as defined in Article XI of this Agreement. Such loan must be amortized in level monthly payments, over the term of the loan. Any such loan shall be for a term of not more than five years, except that such loan may be paid back over a period of up to ten years if the loan is used to acquire any dwelling unit which, within a reasonable time, is to be used as the principal residence of the Employee. Full or partial payment of a loan shall be permitted at any time without penalty. Principal payments made by the Employee shall be reinvested at net asset value; interest payments are reinvested at the lowest possible offering price.
     (f) If a scheduled payment of both principal and interest is not received by the Custodian within ninety days of the due date, the Custodian shall declare the loan in default. Late payment notices may be issued by the Custodian within thirty days of the loan repayment due date. Neither the mailing by the Custodian nor the receipt by the Employee of a late payment notice shall be deemed to be a condition precedent to the loan being declared in default. Such default may result in the reclassification of the outstanding loan balance as a taxable distribution which must be reported as such by the Custodian to the Internal Revenue Service. In the event the Employee does not repay all or any portion of the principal amount on such loan within the time prescribed, he or she shall continue to be liable for any balance on the loan not paid, in addition to interest which will continue to accrue on the unpaid balance.
     (g) With the consent of the Sponsor, the Custodian shall prescribe such rules, as from time to time it deems necessary, in order to administer the provisions of this Article X. With the consent of the Sponsor, the Custodian may also impose additional terms and conditions in connection with the making of any loan which shall be as provided in the Employee's promissory note, incorporated herein by reference, including but not limited to the requirement that an Employee maintain a minimum Account balance before becoming eligible for a loan, and that an Employee agrees to a loan service fee to be charged directly against his or her Account.

--------------------------------------------------------------------------------
                            ARTICLE XI MISCELLANEOUS
--------------------------------------------------------------------------------

11.1 RETIREMENT PLAN PROVISIONS SHALL CONTROL: In the event contributions are being made to the Account pursuant to any retirement plan or program sponsored by the Employer, to the extent any provisions of this Agreement are inconsistent with such retirement plan or program, the provisions of the Employer's retirement plan or program shall control, provided:
     (a)  such provisions are not contrary to the rules and regulations under
          Section 403(b)(7) of the Code; and
     (b) such provisions do not impose any additional responsibilities or duties on the Custodian without its prior consent. The Employer shall be responsible for delivering the most recent copy of any such retirement plan or program to the Custodian.
11.2 ERISA REQUIREMENTS: If this Agreement is determined to constitute part of an "Employee benefit plan" established or maintained by the Employer subject to Title I of ERISA, then the Employer shall be solely responsible for assuring such Employee benefit plan complies at all times with the requirements of Title I of ERISA.
11.3 EXCLUSIVE BENEFIT: The assets of the Account shall not be used for, or diverted to, purposes other than for the exclusive benefit of the Employee or his or her Beneficiary. The assets of the Account shall not be subject to the claims of the creditors of the Employee.
11.4 NONFORFEITABILITY AND NONTRANSFERABILITY: The interest of the Employee in the balance of the Account shall at all times be nonforfeitable and nontransferable. All rights under this Agreement are enforceable solely by the Employee or his or her Beneficiary, or any duly authorized representative of the Employee or Beneficiary.
11.5 NONALIENATION: The assets of the Account shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, except with regard to payment of expenses of the Custodian as authorized by the provisions of the Agreement and except to the extent required by law.
11.6 NOTICES: Any notice, accounting, or other communication which the Custodian may give to the Employer or the Employee, shall be deemed given when mailed to the Employee at the latest address which has been furnished to the Custodian. Any notice or other communication which the Employer or Employee may give to the Custodian shall not become effective until actual receipt of said notice by the Custodian.
11.7 APPLICABLE LAW: This Agreement shall be construed and enforced in accordance with the laws of Missouri, to the extent not preempted by Federal Law. No provision of this Agreement shall be construed to conflict with any provision of an Internal Revenue Service regulation, ruling, release, or other order which affects, or could affect, the terms of this Agreement or its compliance with the requirements of Section 403(b)(7) of the Code.

JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS                          [JNCMF LOGO]

              SECTION 403(B) (7) CUSTODIAL ACCOUNT APPLICATION

Instructions: Please read the prospectus, and choose the Jackson National Capital Management Funds (JNCMF) portfolio that fits your investment objective. Complete this application (please print) and mail to Jackson National Financial Services, Inc. (JNFSI), P.O. Box 24068, Lansing, MI 48909, or to any of JNFSI's Regional Offices, or give this application and check (if any) to an authorized investment dealer who will forward them to Investors Fiduciary Trust Company. Make your check payable to Investors Fiduciary Trust Company. Checks must be drawn on U.S. banks in U.S. dollars. Cash not accepted.

SECTION I
EMPLOYEE
INFORMATION
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
First Name            Middle Initial                                            Last Name

----------------------------------------------------------------------------------------------------------------------------------
Address (number & street)                                        City                                  State             ZIP

----------------------------------------------------------------------------------------------------------------------------------
Mailing Address (if different from above)                        City                                  State             ZIP

(    )                 (    )
------------------------------------------------
Daytime Phone Number   Evening Phone Number
Social Security or Tax Identification Number Required
                                                     --------------------------------------------------
Is owner a U.S. citizen?          / / Yes            / / No
If no, name country of residence.
                                 -----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
SECTION II
EMPLOYER
INFORMATION

----------------------------------------------------------------------------------------------------------------------------------
Name of Employer


----------------------------------------------------------------------------------------------------------------------------------
Employer Address (number & street)                                City                      State       ZIP

                                                               (    )
-----------------------------------------------------------    -------------------------
Contact Name                                                   Telephone Number

----------------------------------------------------------------------------------------------------------------------------------
SECTION III
INVESTMENT
ACCOUNTS
(Indicate the type(s) of contributions that will be made and the amount of each type.)

/ / A. Current Payroll Contributions:                                 / / C. Rollover Contribution:
       (per pay period)                                                   If you are making a rollover contribution to your
                                                                          Jackson National Capital Management Funds
       / / Employee Salary Reduction $                                    account from another 403(b)(7) Custodial account
                                      -------                             or an existing Tax-Sheltered Annuity $
/ / B. Transfer from an existing Plan: If you are opening                                                       ----------
       an existing Tax-Sheltered Annuity or 403(b)(7) Custo-          / / D. Annual Custodian Fee:
       dial account, please complete the Transfer Form as                 Include payment of $12.00 for each Jackson
       instructed, and forward it with this application.                  National Capital Management Funds account selected
                                                                          (see Investment of Contributions section of the
                                                                          application).
           Previous Contributions                                         TOTAL CUSTODIAN FEE REMITTED $
       Employee Salary Reduction                   $                                                    -------------
                                                    --------
       Employer Direct Contributions (if any)      $
                                                    --------

                                / / E. Allocation of Transfer Amount:
            JNCMF Portfolio            Percentage                              JNCMF Portfolio   Percentage
                                                  %                                                        %
            ---------------            -----------                             ---------------   ----------
                                                  %                                                        %
            ---------------            -----------                             ---------------   ----------

----------------------------------------------------------------------------------------------------------------------------------
SECTION IV
INVESTMENT OF CONTRIBUTIONS

Please list beside each FUND the amount of your contribution you wish credited to each FUND. The amount of the salary reduction must equal $1,000 per FUND to be met within a one-year period.

                                           Amount of Salary Reduction per pay period
Jackson National Money Market (250)       $
                                           -----------------------------------------
Jackson National Income (253)             $                                                       (REGIONAL OFFICE USE ONLY)
                                           -----------------------------------------         (affix account number sticker here)
Jackson National Growth (254)             $
                                           -----------------------------------------
Jackson National Total Return (255)       $                                              NOTE: Allocation changes must be indicated
                                           -----------------------------------------     in writing to the Custodian by the
 Initial Investment (Total of above                                                      Employee. Please enclose a separate check
  four [4] funds)                         $                                              payable to IFTC for the Custodian's fee. If
                                           -----------------------------------------     the Custodian's fee is not received, the
 Custodian's Fee (See Investment                                                         Custodian is entitled to liquidate a
  Accounts.)                              $                                              sufficient amount of shares from your
                                           -----------------------------------------     account to cover this fee.  This fee is
 Total Investment  Amount                 $                                              subject to change.
                                           -----------------------------------------
 FREQUENCY OF CONTRIBUTION:   / / Weekly    / / Twice a Month   / / Monthly

                                      6

------------------------------------------------------------------------------------------------------------------------------------
SECTION V
RIGHT OF ACCUMULATION
(Attach a separate
sheet if
necessary.)

/ / List any existing JNCMF accounts, other than the MONEY MARKET FUND, that qualify for the reduced sales charge as outlined in the prospectus.

                                                                                                         (REGIONAL OFFICE USE ONLY)
      ACCOUNT #                      NAME                       RELATIONSHIP TO OWNER                         ACCOUNT BALANCE

---------------------   -------------------------------   ----------------------------------------     -----------------------------
---------------------   -------------------------------   ----------------------------------------     -----------------------------
---------------------   -------------------------------   ----------------------------------------     -----------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION VI
INVESTMENT
OBJECTIVES

/ / CURRENT INCOME                                            / / CURRENT INCOME
Preservation of capital and maintenance liquidity.            Willing to accept moderate-to-high levels of market risk and low-to-moderate levels of financial risk.

/ / LONG-TERM GROWTH                                          / / INCOME and CAPITAL APPRECIATION
Fluctuations in Value in line with those of S&P 500 index.    Willing to accept risk to principal.

------------------------------------------------------------------------------------------------------------------------------------
SECTION VII
EMPLOYEE
FINANCIAL
AND PERSONAL
DATA

ANNUAL                               MARGINAL                    LIQUID NET WORTH                     TOTAL
INCOME                               TAX BRACKET                 (Net worth excluding                 NET WORTH
       -----------------------------            ---------------  home or autos)                                ---------------
                                                                               ------------------

LIFE INSURANCE COVERAGE                                             SOURCE OF FUNDS FOR THIS INVESTMENT
                                                                    / / CASH SAVINGS  / / EARNED INCOME
$                                                                   / / LIFE INSURANCE or ANNUITY
 -----------------------------                                          Check (/ / proceeds / / loan / / cash value)
        (amount)                                                    / / LIQUIDATION OF SECURITIES - I understand that I will have to pay an additional sales charge and may incur a tax
Birth Date/Age    /   /                                                 liability.
              ------------
Marital Status:         / / Single        / / Married         / / Divorced           / / Separated
Occupation/Type of Business                                                            Work Number (     )
                            ---------------------------------------------------------              -------------------------------
Is applicant an associated person of another NASD FIRM?  / / Yes   / / No

If YES, name and address of NASD FIRM:
                                      ---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECTION VIII
DESIGNATION
OF
BENEFICIARY(IES)

You may specify one or more persons to receive any benefits that may become payable on account of your death. If a Primary
Beneficiary(ies) survives you, payment will be made to your Primary Beneficiary(ies); if not, payment will be made to your surviving
Contingent Beneficiary(ies). If you are not survived by any Primary or Contingent Beneficiary(ies), payment will be made to your surviving spouse or, if none, your estate. This designation is not valid unless it is received by Investors Fiduciary Trust Company prior to your death. You may revoke this designation, and designate a different Beneficiary(ies) by completing and filing another
Beneficiary Designation Form.
I hereby designate as my Primary Beneficiary(ies) the person or persons listed below who survive(s) me. If more than one person is listed, benefits shall be divided according to the percentage indicated. If no percentage is indicated, I intend that all of the persons listed below who survive me shall receive equal portions.

Primary Beneficiary(ies):
Name                                           SS#                                               Birth Date    /   /
     ----------------------------------------     ---------------------------------------------             ---------
Address                                        City                              State           ZIP
       --------------------------------------      -----------------------------      ---------      ----------------
Relationship                                   % of Account
            ---------------------------------              ----------------------------------------------------------
Name                                           SS#                                               Birth Date    /   /
     ----------------------------------------     ---------------------------------------------             ---------
Address                                        City                              State           ZIP
       --------------------------------------      -----------------------------      ---------      ----------------
Relationship                                   % of Account
            ---------------------------------              ----------------------------------------------------------

If no person(s) named as Primary Beneficiary(ies) survive(s) me, I hereby designate as my Beneficiary(ies) the person or persons listed below who survives me. If more than one person is listed, benefits shall be divided according to the percentages indicated.
If no percentage is indicated, I intend that all of the persons listed below who survive me shall receive equal portions.

Contingent  Beneficiary(ies):
Name                                           SS#                                               Birth Date    /   /
     ----------------------------------------     ---------------------------------------------             ---------
Address                                        City                              State           ZIP
       --------------------------------------      -----------------------------      ---------      ----------------
Relationship                                   % of Account
            ---------------------------------              ----------------------------------------------------------
Name                                           SS#                                               Birth Date    /   /
     ----------------------------------------     ---------------------------------------------             ---------
Address                                        City                              State           ZIP
       --------------------------------------      -----------------------------      ---------      ----------------
Relationship                                   % of Account
            ---------------------------------              ----------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
SECTION IX
COMMUNITY
PROPERTY
(Must be signed
by spouse and
witness if
applicable)

SPOUSAL CONSENT - FOR USE IN COMMUNITY OR MARITAL PROPERTY STATES
(This section should be reviewed if either the trust or the residence of the Account Holder is located in a community or marital property state, and the Account Holder is married and is designating a Beneficiary other than the spouse. It is the Account Holder's responsibility to determine if this section applies. The Account Holder may need to consult with legal counsel. Neither the
Custodian nor the Sponsor will be liable for any consequences resulting from a failure of the Account Holder to provide proper spousal consent.)

I am the spouse of the above-named Account Holder. I acknowledge that I have received a full and reasonable disclosure of my spouse's property and financial obligations. Due to any possible consequences of giving up my community property interest in this account, I have been advised to consult a tax adviser or attorney for advice.

I hereby give the Account Holder any interest I have in the funds or property deposited in the account and consent to the
Beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequences that may result.

No tax or legal advice was given to me by the Custodian.


--------------------------------------------------------------------------------     -------------------------------------------
Signature of Spouse                                                                  Date

--------------------------------------------------------------------------------     -------------------------------------------
Signature of Spouse                                                                  Date

--------------------------------------------------------------------------------------------------------------------------------
SECTION X
SIGNATURE
ACCEPTANCE AND CERTIFICATE

A. EMPLOYEE ACCEPTANCE: I have received, read and agree to the terms and conditions of the Jackson National Capital Management
   Funds Section 403(b)(7) Custodial Account Agreement and the current prospectus. I acknowledge that this Account will automatically have exchange privilege capability within JNCMF. I acknowledge that I am of legal age. I certify, under penalties of perjury, that: 1) the Tax Identification number shown above on this application is correct, and 2) I am NOT subject to backup withholding because a) I am exempt from backup withholding, or b) I have not been notified by the Internal Revenue Service (IRS)
   that I am subject to backup withholding as a result of failure to report all interest or dividend income on my tax return, or the
   IRS has provided notification that I am no longer subject to backup withholding.

**PLEASE NOTE: IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING, YOU MUST CROSS OUT ITEM
  (2) ABOVE AND CHECK HERE.  / /

B. THE EMPLOYEE CERTIFIES THAT he or she has conferred with the Employer and agrees that the Employer is an Employer of the type described in Section 403(b)(1) (A) of the Internal Revenue Code, as amended, and the undersigned and the Employer have executed the Salary Reduction Agreement for Section 403(b)(7) Custodial Account.

Signature:                                                                  Date:
          -------------------------------------------------------------          ------------------------------------

C. CUSTODIAN ACCEPTANCE: Investors Fiduciary Trust Company hereby accepts its appointment as Custodian under the Jackson National
   Capital Management Funds Section 403(b)(7) Custodial Account Agreement for the benefit of the Employee named above, and hereby agrees to the terms and conditions of such Agreement. Accepted by: INVESTORS FIDUCIARY TRUST COMPANY
---------------------------------------------------------------------------------------------------------------------------------
REGISTERED
REPRESENTATIVE


-----------------------------------------------------------------------     ----------------------------------------
Name (print)                                                                RR Number


-----------------------------------------------------------------------     ----------------------------------------
S-Code                                                                      Date


-----------------------------------------------------------------------     ----------------------------------------
Signature                                                                   Region Number

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
APPROVAL

-----------------------------------------------------------------------     ----------------------------------------
Name (print)                                                                Date


-----------------------------------------------------------------------
Signature


---------------------------------------------------------------------------------------------------------------------------------
FOR DEALER
USE ONLY



-----------------------------------------------------------------------     ----------------------------------------
Dealer Name                                                                 Dealer Number


-----------------------------------------------------------------------     ----------------------------------------
Branch Office Location                                                      Branch Office Number



---------------------------------------------------------------------------------------------------------------------------------
SECTION XI
ADDITIONAL INFORMATION

(Use when
additional space
is needed to
complete Application)


JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS                          [JNCMF LOGO]

                     ASSET TRANSFER AUTHORIZATION FORM FOR
                      SECTION 403(B)(7) CUSTODIAL ACCOUNT

INSTRUCTIONS: Please complete the following. Upon receipt, Investors Fiduciary Trust Company will arrange for the transfer on your behalf, and the assets will be invested in your Jackson National Capital Management Funds Section 403
(b)(7) Custodial Account on the day they are received by Investors Fiduciary Trust Company. Most insurers or Custodians will accept this transfer authorization with your signature alone; others require a signature guarantee. Failure to secure proper signature could delay your transfer. If you are making a transfer to a new account, please indicate on application. Please check with your tax adviser about rules relating to 403(b) transfers.



SECTION I
EMPLOYEE INFORMATION
(Please Print)

Name of Employee:
                 ---------------------------------------------------------------
Social Security Number:
                       ---------------------------------------------------------
Name of Employer:
                 ---------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION II
EXISTING ANNUITY/
CUSTODIAL ACCOUNT
INFORMATION
(Where your account
is presently held)

Name of Insurer or Custodian:
                             ---------------------------------------------------

Mailing Address:
                ----------------------------------------------------------------

City:                                 State:            ZIP:
     --------------------------------       -----------     --------------------

Contract/Account Number:
                        --------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION III
TRANSFER
INSTRUCTIONS
Transfer all or part of my existing account as follows:

/ / $                   or
     ------------------
/ / the entire balance in the Section 403(b) Annuity Contract or Section
    403 (b)(7) Custodial Account.

-------------------------------------------------------------------------------------------------------------------------------
SECTION IV
SOURCE OF
CONTRIBUTIONS

A.   / /  Employee voluntary pretax contributions made through
          salary reductions                                      $
                                                                  --------------
B.   / /  Employee mandatory (matched) pretax contributions
          required in order to receive Employer Contributions    $
                                                                  --------------
C.   / /  Employer Contributions                                 $
                                                                  --------------
D.   / /  Earnings                                               $
                                                                  --------------
-------------------------------------------------------------------------------------------------------------------------------
SECTION V
TRANSFER AGREEMENT
AND AUTHORIZATION

  (a)  The above-named Individual hereby irrevocably agrees to surrender his or her entire interest in the Section 403(b) annuity contract or Section 403(b)(7) Custodial Account identified in Section III above to the issuing insurer or Custodian thereof for purposes of having the proceeds received by the insurer or Custodian upon surrender transferred directly to
       Investors Fiduciary Trust Company for immediate deposit in a Jackson National Capital Management Funds Section 403(b)(7)
       Custodial Account established on behalf of the Individual. The above-named Individual certifies, under penalties of perjury, that no amounts transferred are subject to distribution restriction under the Employee Retirement Income Security Act of 1974 as amended.*

  (b)  The above-named Individual hereby authorizes Investors Fiduciary Trust Company to take whatever action is necessary to effect the transfer identified in (a) above and directs Investors Fiduciary Trust Company to deposit the proceeds received in the Jackson National Capital Management Funds Section 403(b)(7) Custodial Account established on behalf of the
       Individual.


SECTION VI
AUTHORIZATION AND
ACCEPTANCE

  (a)  INDIVIDUAL ACCEPTANCE: I hereby agree to the terms and conditions set forth in this Asset Transfer Authorization, and acknowledge having established a Jackson National Capital Management Funds 403(b)(7) Custodial Account through execution of an Application for Jackson National Capital Management Funds Section 403(b)(7) Custodial Account.


Signature:                                                                              Date:
          ---------------------------------------------------------------------------        --------------------------------------
AUTHORIZED SIGNATURE
Your present Custodian may require you to obtain a signature guaranteed by:

--------------------------------------------------      ---------------------------------------------------------------------------
Bank or Firm                                            Officer's Signature                                                   Title


  (b)  CUSTODIAN ACCEPTANCE: Investors Fiduciary Trust Company hereby agrees to accept the transfer described above and upon receipt, will deposit the proceeds in the Jackson National Capital Management Funds 403(b)(7) Custodial Account established on behalf of the Individual.

Accepted by: INVESTORS FIDUCIARY TRUST COMPANY


*    Note that such restrictions will apply if your Employer is not a governmental unit or church and made contributions, other than voluntary salary reduction contributions, to your 403(b) Annuity Contract or 403(b)(7) Custodial Account.



JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS                          [JNCMF LOGO]

       SALARY REDUCTION AGREEMENT FOR SECTION 403(B)(7) CUSTODIAL ACCOUNT

INSTRUCTIONS: This form is provided for use only where no similar form is available from the Employer. Copies of this form should be retained by the Employee and the Employer.


SECTION I
EMPLOYEE AND
EMPLOYER INFORMATION

Name of Employee:
                 -----------------------------------------------------------------------------------------------------------------
Employee's Address:
                   ---------------------------------------------------------------------------------------------------------------

City:                                                             State:                                  ZIP:
     ------------------------------------------------------------       ---------------------------------     --------------------

Social Security Number:
                       -----------------------------------------------------------------------------------------------------------

Name of Employer:
                 -----------------------------------------------------------------------------------------------------------------

Employer's Address:
                   ---------------------------------------------------------------------------------------------------------------

City:                                                            State:                                    ZIP:
     -----------------------------------------------------------       -----------------------------------     -------------------

----------------------------------------------------------------------------------------------------------------------------------

SECTION II
SALARY REDUCTION
AGREEMENT

 (i)   The Employee identified above, hereby irrevocably agrees to reduce his or her compensation from the Employer by
       $_____________________, or by ____________%, for each regular period beginning _________________________,19_____, for purposes of having such reduced compensation amounts contributed by the Employer as salary reduction contributions to the
       Jackson National Capital Management Funds Section 403(b)(7) Custodial Account established on behalf of the  Employee.

 (ii)  All such salary reduction contributions shall be forwarded by the Employer to:
                Investors Fiduciary Trust Company
                P.O. Box 419102
                Kansas City, Missouri 64141-6102

(iii)  This Salary Reduction Agreement shall be automatically renewed as of January 1 of each calendar year hereafter, unless prior thereto the Employee and Employer agree in writing to amend this Agreement effective as of any such January 1. The
       Employee and Employer shall not enter into more than one Salary Reduction Agreement in any one calendar year.

 (iv)  This Salary Reduction Agreement may be terminated at any time by either the Employee or the Employer with respect to compensation not yet earned by the Employee.

  (v)  The Employee shall be solely responsible for determining that any salary reduction contributions pursuant to this Agreement do not exceed the exclusion allowance limitations of Section 403(b)(2) of the Internal Revenue Code, the annual additions limitations of Section 415(c) of the Internal Revenue Code, or the limits on elective deferrals of Section 402(g) of the
       Internal Revenue Code.

-----------------------------------------------------------------------------------------------------------------------------------
SECTION III
ACCEPTANCE


Employee's Signature:                                                                 Date:
                     ---------------------------------------------------------------       ----------------------------------------

Employer's Authorized Signature:
                                ---------------------------------------------------------------------------------------------------

Title:                                                                                Date:
      ------------------------------------------------------------------------------       ----------------------------------------


JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS                           [JNCMF LOGO]

               SECTION 403(B)(7) CUSTODIAL ACCOUNT WORKSHEET #1
         FOR CALCULATING MAXIMUM 403(B) SALARY REDUCTION CONTRIBUTIONS
                         AND 403(B) EXCLUSION ALLOWANCE
/ / IMPORTANT NOTICE
These worksheets are intended to help you determine the maximum amount of SALARY REDUCTION CONTRIBUTIONS that may be made to your 403(b) plan and should be used only if no other types of contributions are made by your employer to your 403(b) plan or other tax-favored retirement plan on your behalf and if you make no salary reduction contributions to any other plan. You are responsible for determining the maximum amount you can contribute to your 403(b) plan and exclude from gross income. When determining your maximum salary reduction and exclusion allowance and for more information, you should refer to IRS Publication 571, TAX-SHELTERED ANNUITY PROGRAMS FOR EMPLOYEES OF PUBLIC SCHOOLS AND TAX-EXEMPT ORGANIZATIONS, and consult a tax adviser.

/ / LIMITATION A:

$9,500 LIMITATION ON SALARY
REDUCTION CONTRIBUTIONS
Your total salary reduction contributions for any calendar year may not exceed $9,500 (unless you qualify for the special rule described on Worksheet #2).


/ / LIMITATION B:

EXCLUSION ALLOWANCE LIMITATION
"OFFICIAL" CALCULATION
(1)  20%                               $     .20
                                        -------------
(2)  Gross annual compensation
     for your most recent year of
     service with your employer*       $
                                        -------------
(3)  Salary reduction contributions
     for this year of service          $
                                        -------------
(4)  Your "includable compensation"
     (line (2) minus line (3))         $
                                        -------------
(5)  Your total years of service with
     your employer
                                        -------------
(6)  Multiply lines (1) x (4) x (5)    $
                                        -------------
(7)  Your total salary reduction
     contributions for all prior years
     with employer                     $
                                        -------------
(8)  Your exclusion allowance limitation
     equals line (6) minus line (7)    $
                                        -------------

* Full-time employees who worked a full year should enter gross compensation for the calendar year ending with the tax year for which the exclusion is determined.

                                       OR
ALTERNATIVE "SHORT-CUT" CALCULATION
(9)  16 2/3%                                .166
                                        -------------
(10) Your projected "gross"
     compensation for your most
     recent year of service
     (line 2)                          $
                                        -------------
(11) Multiply lines (9) x (10)         $
                                        -------------


NOTE: If you use the short-cut alternative to estimate your exclusion allowance limitation at the beginning of the year, you should recalculate your limitation using the "official" calculation prior to the end of the year (particularly if your compensation changes during the year).

/ / LIMITATION C:

LIMITATION ON ANNUAL EMPLOYER CONTRIBUTIONS
(1)  25%                                     .25
                                        -------------
(2)  Your gross compensation from
     your employer for the current
     calendar year                     $
                                        -------------
(3)  Your salary reduction
     contributions for the current
     calendar year                     $
                                        -------------
(4)  Your taxable compensation
     (line (2) minus line (3)).        $
                                        -------------
(5)  Your limitation on annual
     employer contributions is the
     LESSER OF $30,000 or line (2)
     minus line (4)                    $
                                        -------------

/ / SUMMARY:

Your total salary reduction contributions for any calendar year may not exceed the least of:
(A) $             $9,500 limit on Salary Reduction Contributions (Limitation #A)
     -----------
(B) $             Your Exclusion Allowance Limitation (Limitation #B, line (8))
     -----------
(C) $             Your limitation on Annual Employer Contributions (Limitation
     -----------  #C, line (5))

There are several special elections available to employees of certain tax-exempt organizations which may permit greater amounts of salary reduction contributions to be made to your 403(b) plan. See Worksheet #2, IRS Publication 571, and consult a tax adviser for further details.

JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS                          [JNCMF LOGO]

                      SECTION 403(B)(7) CUSTODIAL ACCOUNT
                                  WORKSHEET #2
                                 SPECIAL RULES

/ / ALTERNATIVE OPTIONS AVAILABLE ONLY TO CERTAIN EMPLOYEES

     If you are an employee of an educational organization, hospital, home health service agency, health and welfare service agency, church, or convention or association of churches, you may be permitted to make salary reduction contributions in excess of Limitation A, Limitation B or Limitation C calculated on Worksheet #1. (Additional rules not covered by this Worksheet also apply to certain employees of churches and conventions and associations of churches.) For more information, you should refer to IRS Publication 571, TAX-SHELTERED ANNUITY PROGRAMS FOR EMPLOYEES OF PUBLIC SCHOOLS AND TAX-EXEMPT ORGANIZATIONS, AND CONSULT A TAX ADVISER.


/ / LIMITATION A

     If you are an employee of one of the organizations listed above, and you have COMPLETED AT LEAST 15 YEARS OF SERVICE with the organization, you may make additional salary reduction contributions each year above the $9,500 limit in an amount equal to the LEAST of the following:

     (1)  $3,000

     (2) $15,000, reduced by the amount of any additional salary reduction contributions you made for prior years to your 403(b) plan under this special rule; or

     (3) the excess of $5,000, multiplied by the number of your total years of service with the organization, over the total amount of your salary reduction contributions for prior years.

     If you qualify for this special rule, enter $9,500 PLUS the lesser of line
(1), (2), or (3) in Line (A) of the Summary on Worksheet #1.


/ / LIMITATION B AND C

     If you are an employee of one of the organizations listed above, you may be eligible to make one of three special elections.

     I. SPECIAL ELECTION I
     This election may be made only for the year you separate from service with your employer. Under Special Election I, the maximum amount of contributions that may be made to your 403(b) plan for that year will be the lesser of:

     (1)  $30,000; or

     (2) your exclusion allowance limitation for the year, using the "official calculation" from Worksheet #1, taking into account, however, only your years of service and the prior contributions by your employer on your behalf during the 10-YEAR PERIOD PRECEDING YOUR SEPARATION FROM SERVICE.

     II. SPECIAL ELECTION II

     This election may be made for any year. Under Special Election II, the maximum amount of contributions that may be made to your 403(b) plan will be the LEAST of:

     (1) 25% of your "includable compensation" for your most recent year of service with your employer (i.e., Worksheet #1, limitation (B), line (4)) plus $4,000;

     (2)  your exclusion allowance limitation for the year; or

     (3)  $15,000

     III. SPECIAL ELECTION III

     This election may be made for any year. Under Special Election III, the limitation on annual employer contributions - and NOT the exclusion allowance limitation - will apply. Thus, the maximum amount of contributions that may be made to your 403(b) plan will be the lesser of 25% of your taxable compensation or $30,000.
     If you elect Special Election I, Special Election II or Special Election III, you may not elect any one of the other special elections in any future year. Special Election I may be used only once in your lifetime. If you elect Special Election I, Special Election II, or Special Election III, enter the amount determined under the Special Election on lines (B) and (C) of the Summary on Worksheet #1.

--------------------------------------------------------------------------------
A VARIETY OF INVESTMENT OPPORTUNITIES AND SERVICES TO MEET YOUR FINANCIAL NEEDS
--------------------------------------------------------------------------------
    CHOOSE AMONG THE JACKSON NATIONAL CAPITAL MANAGEMENT FUNDS TO FIT YOUR
                            INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

IF YOU'RE SEEKING ...            SELECT ...                                    WITH THIS INVESTMENT FOCUS ...

Perservation of                  Jackson National Money Market Fund            Invests in high-quality,
capital and                                                                    short-term money market
maintenance of                                                                 instruments.
liquidity
To accept moderate               Jackson National Income Fund                  Invests primarily in
of high levels of                                                              investment-grade debt
market risk and low                                                            securities.
to moderate levels
of financial risk.
To accept greater                Jackson National Growth Fund                  Invests in a statistically
market risks than                                                              selected sample of the 500
portfolios investing                                                           stocks in the S&P 500 Index.
solely in debt
investments.
To accept the                    Jackson National Total Return Fund            Invests in stocks, bonds and
greatest degree of                                                             money market instruments.
market and financial
risks
Current income                   Jackson National Tax-Exempt Fund              Invests in a diversified
exempt from federal              (NOT AVAILABLE FOR IRA ACCOUNTS)              portfolio of municipal
income tax.                                                                    obligations, the interest
                                                                               from which is exempt from
                                                                               federal income taxes.

The use of this material is authorized only when preceded or accompanied by a Jackson National Capital Management Funds prospectus. For more complete information about any of the Funds listed above, including charges and expenses, please call 1/800/888-FUND to obtain a prospectus. Please read it carefully before you invest or send money.

There are special risk consideration associated with mutual fund investing.

          FOR ADDITIONAL INFORMATION AND A PROSPECTUS, WRITE OR CALL:


                                      FUND
                   Jackson National Capital Management Funds
                                P.O. Box 419102
                           Kansas City, MO 64141-6102
                                  800/888-FUND

                            CUSTODIAN/TRANSFER AGENT
                       Investors Fiduciary Trust Company
                                P.O. Box 419102
                          Kansas City, MO  64141-6102
                                  800/888-FUND

                               INVESTMENT ADVISER
                   Jackson National Financial Services, Inc.
                              5901 Executive Drive
                               Lansing, MI 48911
                                  800/USE-JNLI


The use of this brochure is authorized only when preceded or accompanied by a Jackson National Capital Management Funds prospectus containing detailed information, including investment objectives and policies, fees, and other expenses. It is important to read a prospectus before you invest or send money. To obtain a prospectus, call or write The Fund or Custodian/Transfer Agent.

Jackson National Financial Services, Inc., is an NASD member.